UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2006

Maverick Oil and Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50428	98-0377027
(Commission File Number)	(IRS Employer Identification Number)

888 Las Olas Boulevard, Suite 400, Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices)

(954) 463-5707

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
□	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Forward-Looking Statement

This Current Report contains forward looking statements within the meaning of section 27A of the securities act of 1933, as amended, and section 21E of the securities exchange act of 1934, as amended, regarding future results, levels of activity, events, trends or plans. We have based these forward-looking statements on our current expectations and projections about such future results, levels of activity, events, trends or plans. These forward looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, events, trends or plans to be materially different from any future results, levels of activity, events, trends or plans expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as guidance, may, will, should, could, would, expect, plan, anticipate, believe, estimate, continue or the negative of such terms or other such expressions. There are a number of factors that could cause our actual results to differ materially from our expectations, including but are not limited to those factors disclosed in our annual report on Form 10-KSB, our other filings with the Securities and Exchange Commission, as well as our other public documents and press releases which can be found on our web site (www.maverickoilandgas.com). Readers are cautioned not to place undue reliance on our forward looking statements, as they speak only as of the date made. Such statements are not guarantees of future performance or events and we undertake no obligation to disclose any revision to these forward looking statements to reflect events or circumstances occurring after the date hereof.

Item 5.03	Amendment of Articles of Incorporation.

Effective August 7, 2006, we amended our Articles of Incorporation to increase the total number of authorized shares of our common stock from 200 million to 260 million. The number of authorized shares of our preferred stock remains the same, at 10 million.

As of the effective date of the amendment, there were 99,446,116 shares of our common stock outstanding and no shares of preferred stock outstanding. In addition, as of the effective date of the amendment, we either had reserved for future issuance or agreed to reserve for future issuance approximately 149 million shares of our common stock upon the conversion or exercise of outstanding convertible securities, warrants and stock options.

Any remaining unissued and unreserved shares will be available for issuance from time to time by action of our board of directors to such persons and for such consideration as the board may determine to be in our best interest. Such issuance will not require further stockholder approval and our existing stockholders will not have any preferential rights to purchase such shares.

A full text of the amendment to our Articles of Incorporation is filed as an exhibit to this Current Report, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
3.4	Certificate of Amendment to the Articles of Incorporation dated August 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAVERICK OIL AND GAS, INC.
Date: August 10, 2006	By: /s/ James A. Watt James A. Watt, CEO

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